                                                                    EXHIBIT (16)

                   HIGH YIELD MUNICIPAL FUND - CLASS A SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED NOVEMBER 30, 1997


Formula                                                                    P(1+T)n     =     ERV

Including Payment of the Sales Charge
Net Asset Value                                                             $11.45
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,043.76     =     ERV
One year period ended 11/30/97                                                   1     =     n

TOTAL RETURN FOR THE PERIOD                                                  4.38%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                                             $11.45
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,096.27     =     ERV
One year period ended 11/30/97                                                   1     =     n

TOTAL RETURN FOR THE PERIOD                                                  9.63%     =     T


           TOTAL RETURN CALCULATION FIVE YEARS ENDED NOVEMBER 30, 1997


Formula                                                                    P(1+T)n     =     ERV
Including Payment of the Sales Charge
Net Asset Value                                                             $11.45
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,399.09     =     ERV
Five years ended 11/30/97                                                        5     =     n

TOTAL RETURN FOR THE PERIOD                                                  6.95%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                                             $11.45
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,468.89     =     ERV
Five years ended 11/30/97                                                        5     =     n

TOTAL RETURN FOR THE PERIOD                                                  7.99%     =     T

                   HIGH YIELD MUNICIPAL FUND - CLASS A SHARES

           TOTAL RETURN CALCULATION TEN YEARS ENDED NOVEMBER 30, 1997


Formula                                                                    P(1+T)n     =     ERV
Including Payment of the Sales Charge
Net Asset Value                                                             $11.45
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $2,121.17     =     ERV
Ten years ended 11/30/97                                                        10     =     n

TOTAL RETURN FOR THE PERIOD                                                  7.81%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                                             $11.45
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $2,226.94     =     ERV
Ten years ended 11/30/97                                                        10     =     n

TOTAL RETURN FOR THE PERIOD                                                  8.34%     =     T

          TOTAL RETURN CALCULATION INCEPTION THROUGH NOVEMBER 30, 1997


Formula                                                                    P(1+T)n     =     ERV

Including Payment of the Sales Charge
Net Asset Value                                                             $11.45
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $2,269.17     =     ERV
Inception through 11/30/97                                                   11.91     =     n

TOTAL RETURN FOR THE PERIOD                                                   7.12%    =     T


Excluding Payment of the Sales Charge
Net Asset Value                                                             $11.45
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $2,382.22     =     ERV
Inception through 11/30/97                                                   11.91     =     n

TOTAL RETURN FOR THE PERIOD                                                   7.56%    =     T

                   HIGH YIELD MUNICIPAL FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH NOVEMBER 30, 1997



Formula                                       ERV - P
                                              -------
                                                 P                     =     T

Including Payment of the Sales Charge
Net Asset Value                                                        $11.45
Initial Investment                                                  $1,000.00      =     P
Ending Redeemable Value                                             $2,269.17      =     ERV

TOTAL RETURN FOR THE PERIOD                                           126.92%      =     T


Excluding Payment of the Sales Charge
Net Asset Value                                                        $11.45
Initial Investment                                                  $1,000.00      =     P
Ending Redeemable Value                                             $2,382.22      =     ERV

TOTAL RETURN FOR THE PERIOD                                           138.22%      =     T

                   HIGH YIELD MUNICIPAL FUND - CLASS B SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED NOVEMBER 30, 1997

Formula                                                                    P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                                             $11.45
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,048.15     =     ERV
One year period ended 11/30/97                                                   1     =     n

TOTAL RETURN FOR THE PERIOD                                                  4.82%     =     T


Excluding Payment of the CDSC
Net Asset Value                                                             $11.45
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,088.15     =     ERV
One year period ended 11/30/97                                                   1     =     n

TOTAL RETURN FOR THE PERIOD                                                  8.82%     =     T

           TOTAL RETURN CALCULATION FIVE YEARS ENDED NOVEMBER 30, 1997


Formula                                                                    P(1+T)n     =     ERV
Including Payment of the Sales Charge
Net Asset Value                                                             $11.45
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,399.45     =     ERV
Five years ended 11/30/97                                                        5     =     n

TOTAL RETURN FOR THE PERIOD                                                  6.95%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                                             $11.45
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,414.45     =     ERV
Five years ended 11/30/97                                                        5     =     n

TOTAL RETURN FOR THE PERIOD                                                  7.18%     =     T

                   HIGH YIELD MUNICIPAL FUND - CLASS B SHARES

          TOTAL RETURN CALCULATION INCEPTION THROUGH NOVEMBER 30, 1997


Formula                                                                    P(1+T)n     =     ERV


Including Payment of the CDSC
Net Asset Value                                                             $11.45
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,434.85     =     ERV
Inception through 11/30/97                                                    5.37     =     n

TOTAL RETURN FOR THE PERIOD                                                  6.95%     =     T


Excluding Payment of the CDSC
Net Asset Value                                                             $11.45
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,434.85     =     ERV
Inception through 11/30/97                                                    5.37     =     n

TOTAL RETURN FOR THE PERIOD                                                  6.95%     =     T


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH NOVEMBER 30, 1997

Formula                                       ERV - P
                                              -------
                                                 P                     =     T

Including Payment of the CDSC
Net Asset Value                                                        $11.45
Initial Investment                                                  $1,000.00      =     P
Ending Redeemable Value                                             $1,434.85      =     ERV

TOTAL RETURN FOR THE PERIOD                                            43.48%      =     T


Excluding Payment of the CDSC
Net Asset Value                                                        $11.45
Initial Investment                                                  $1,000.00      =     P
Ending Redeemable Value                                             $1,434.85      =     ERV

TOTAL RETURN FOR THE PERIOD                                            43.48%      =     T

                   HIGH YIELD MUNICIPAL FUND - CLASS C SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED NOVEMBER 30, 1997


Formula                                                                    P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                                             $11.44
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,078.23     =     ERV
One year period ended 11/30/97                                                   1     =     n

TOTAL RETURN FOR THE PERIOD                                                  7.82%     =     T


Excluding Payment of the CDSC
Net Asset Value                                                             $11.44
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,088.23     =     ERV
One year period ended 11/30/97                                                   1     =     n

TOTAL RETURN FOR THE PERIOD                                                  8.82%     =     T


          TOTAL RETURN CALCULATION INCEPTION THROUGH NOVEMBER 30, 1997


Formula                                                                    P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                                             $11.44
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,285.10     =     ERV
Inception through 11/30/97                                                    3.98     =     n

TOTAL RETURN FOR THE PERIOD                                                  6.51%     =     T

Excluding Payment of the CDSC
Net Asset Value                                                             $11.45
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,285.10     =     ERV
Inception through 11/30/97                                                    3.98     =     n

TOTAL RETURN FOR THE PERIOD                                                  6.51%     =     T

                   HIGH YIELD MUNICIPAL FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH NOVEMBER 30, 1997


Formula                                      ERV - P
                                            ---------
                                                P                     =     T

Including Payment of the CDSC
Net Asset Value                                                             $11.44
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,285.10     =     ERV

TOTAL RETURN FOR THE PERIOD                                                28.51 %     =     T

Excluding Payment of the CDSC
Net Asset Value                                                             $11.44
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,285.10     =     ERV

TOTAL RETURN FOR THE PERIOD                                                 28.51%     =     T

                            HIGH YIELD MUNICIPAL FUND
                        Calculation of Distribution Rate
                         Period Ended November 30, 1997



                        Current Annual Income Per Share
                             Current Offering Price



Class A Shares


                                                        $.720
                                                       --------
                                                        $12.02                                = 5.99%



Class B Shares


                                                        $.636
                                                       --------
                                                        $11.45                                = 5.55%



Class C Shares


                                                        $.636
                                                       --------
                                                        $11.44                                = 5.56%

                              CALCULATION OF YIELD

     The Fund calculates its yield quotations based on a 30-day period ended on the date of the most recent balance sheet included in the registration statement, by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                       a - b
                       YIELD (y) = 2[(------- + 1)6 - 1]
                                        cd

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
       d = the maximum offering price per share on the last day of the period

         Class A            Class B             Class C
       -----------        -----------         -----------
       a = 4,170,419      a = 2,277,989       a = 486,110
       b = 611,287        b = 594,295         b = 126,724
       c = 67,654,998     c = 36,953,764      c = 7,887,044
       d = 12.02          d = 11.45           d = 11.44
       y = 5.31           y = 4.82            y = 4.83